Motley Fool Small-Cap Growth ETF

(Cboe: MFMS)

(the “Fund”)

a series of The RBB Fund, Inc.

Supplement dated December 6, 2018

to the Prospectus, the Summary Prospectus and the Statement of Additional Information

dated October 23, 2018

1.	Change in the Name of the Fund

Effective as of December 31, 2018, the name of the Fund is being changed as shown below:

Old Name	New Name
Motley Fool Small-Cap Growth ETF	MFAM Small-Cap Growth ETF

All other aspects of the Fund, other than its name, remain unchanged. All references to the old name of the Fund are revised to refer to the new name of the Fund.

Investors should retain this supplement for future reference.